SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential of Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.  240.14a-11(c) or ss.  240.14a-12

                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.
                      ------------------------------------
                (Name of Registrant as Specified in Its Charter)

                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.
                      ------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:

        2)     Aggregate number of securities to which transaction applies

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        4)     Proposed maximum aggregate value of transaction:

        5)     Total fee paid:


[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:  ________________________________________
        2)     Form Schedule or Registration Statement No.:  ___________________
        3)     Filing Party:  __________________________________________________
        4)     Date Filed:  ____________________________________________________

                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.

              POST OFFICE BOX 9379 [ ] RICHMOND, VIRGINIA [ ] 23227


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 30, 1999


TO THE HOLDERS OF COMMON  STOCK:

The Annual Meeting of Shareholders of Consumat Environmental Systems, Inc. (the "Company"), will be held at the offices of the Company, 8407 Erle Road, Mechanicsville, Virginia, on Wednesday, June 30, 1999, commencing at 8:30 a.m. E.D.T., for the following purposes:

        1. To elect a board of three directors to serve until the 2000 Annual Meeting of Shareholders;

        2. To ratify the selection of KPMG Peat Marwick LLP, certified public accountants, as auditors of the Company for the 1999 fiscal year; and

        3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on May 20, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

The Company's Proxy Statement is submitted herewith. The Annual Report for the fiscal year ended December 31, 1998, accompanies the Proxy Statement.

You are requested to complete, sign, date, and return the enclosed Proxy promptly regardless of whether you expect to attend the meeting. A self-addressed, stamped envelope is enclosed for your convenience.

IF YOU ARE PRESENT AT THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE ALREADY SENT IN YOUR PROXY.

                                            By Order of the Board of Directors,




                                            Mark E. Hills,
                                            Corporate Secretary

June 11, 1999

                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.
                              Post Office Box 9379
                            Richmond, Virginia 23227

                                 PROXY STATEMENT
                   To Be Mailed on or about June 11, 1999, for
             Annual Meeting of Shareholders To Be Held June 30, 1999

GENERAL

The accompanying proxy is solicited by and on behalf of the Board of Directors of Consumat Environmental Systems, Inc. (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held June 30, 1999, or any adjournments thereof, for the purposes set forth in this Proxy Statement and the attached Notice of Annual Meeting of Shareholders. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations also may be made by mail or by telephone, telegraph or personal interview by directors, officers and regular employees of the Company, none of whom will receive additional compensation for these services. The Company reserves the right to retain an outside proxy solicitation firm to assist in the solicitation of proxies, but at this time does not have plans to do so. Costs of solicitation of proxies will be borne by the Company, which will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of shares held by them.

The shares represented by all properly executed proxies received by the Corporate Secretary of the Company and not revoked as herein provided will be voted as set forth herein unless the shareholder directs otherwise in the proxy, in which event such shares will be voted in accordance with such directions. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE THE SHARES TO WHICH IT RELATES ARE VOTED EITHER BY WRITTEN NOTICE (WHICH MAY BE IN THE FORM OF A SUBSTITUTE PROXY DELIVERED TO THE SECRETARY OF THE MEETING) OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

VOTING RIGHTS

The Board of Directors has fixed the close of business on May 20, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Each holder of record of the Company's common stock, $1.00 par value per share (the "Common Stock"), on the record date will be entitled to one vote for each share then registered in his name with respect to all matters to be considered at the meeting. As of the close of business on the record date, 1,014,400 shares of Common Stock were outstanding and entitled to vote at the meeting. Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote (including broker non-votes) on a matter will count towards a quorum, but will have no effect on the action taken with respect to such matter.

                      PROPOSAL ONE -- ELECTION OF DIRECTORS

NOMINEES AND VOTE REQUIRED

The Company's Board of Directors presently consists of six directors, four of whom (James W. Bohlig, D. Randolph Graham, Charles E. Horner and Peter T. Socha) have advised the Company they will not stand for re-election. The Board has nominated the two remaining incumbent directors and Mark E. Hills, Chief Financial Officers and Treasurer of the Company, to serve as directors until the 2000 Annual Meeting of Shareholders or such individual's earlier resignation or removal in accordance with the articles of incorporation or bylaws of the Company. The nominees are identified in the table below.

Each of the nominees has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. Each of the nominees has furnished to the Company the information set forth in the table below with respect to his age and his principal occupation or employment.

It is expected that each of these nominees will be able to serve, but in the event that any such nominee is unable to serve for any reason (which event is not now anticipated), the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. Shareholders may withhold authority to vote for any of the nominees on the accompanying proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES SET FORTH BELOW. The three nominees receiving the greatest number of affirmative votes cast at the Annual Meeting will be elected.



                                   DIRECTOR       PRINCIPAL OCCUPATION FOR LAST FIVE YEARS AND
NAME AND (AGE)                      SINCE                       OTHER INFORMATION
--------------                      -----                       -----------------
Robert L. Massey (64)                1971         President and Chief Executive Officer of the
                                                  Company.

Alexander Y. Hoff (63)               1995         Loan Officer of American Skycorp, Inc.;
                                                  President and Chief Executive Officer of Yankee
                                                  Engineering Company (1978-1997).

Mark E. Hills (39)                     --         Chief Financial Officer and Treasurer.

THE COMPANY BOARD MEETINGS AND ATTENDANCE

The Board of Directors held 4 meetings during the fiscal year ended December 31, 1998. All directors attended seventy-five percent or more of the meetings, including regularly scheduled and special meetings, and the meetings of any committees of the Board on which they served, in each case that were held in the past fiscal year during the periods in which they were directors or served on such committees. The Board of Directors currently has two standing committees. The Compensation Committee consists of Messrs. Horner and Graham, and the Audit Committee consists of Messrs. Hoff and Graham.

DIRECTOR COMPENSATION AND REIMBURSEMENT

The Company reimburses the direct travel expenses of directors associated with Board of Director activities. Each of the 4 non-employee directors of the Company also is entitled to receive 400 shares of the Company's Common Stock for attending the 4 meetings of the Board of Directors held in the fiscal year ended December 31, 1998.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 1999, the number and percentage of shares of Common Stock held by persons known to the Company to be the owners of more than five percent of the Company's issued and outstanding Common Stock, each of the Company's directors, the Named Officer (as defined below), and all the Company's directors and executive officers as a group:



                                               AMOUNT
       NAME AND ADDRESS OF                 OF BENEFICIAL                    PERCENT
        BENEFICIAL OWNER                   OWNERSHIP (1)                   OF CLASS
        ----------------                   -------------                   --------
Alexander Y. Hoff                               11,460                         1.1%
6443 Cloister Gate Drive
Baltimore, Maryland  21212

New England Waste Services, Inc.               107,318                        10.6%
P.O. Box 866
Rutland, Vermont  05702

Peter T. Socha  (2)                            100,000                         9.9%
1769-Q Jamestown Road
Williamsburg, Virginia  23185

Sirrom Investments, Inc.  (3)                  383,190                        29.5%
500 Church Street, Suite 200
Nashville, Tennessee  37219

Robert L. Massey  (4)                           66,370                         6.4%
9133 Cardinal Creek Drive
Mechanicsville, Virginia  23116

D. Randolph Graham  (5)                         38,000                         3.7%
10815 Weather Vane Road
Richmond, Virginia 23233

Charles E. Horner  (6)                          36,100                         3.5%
9471 Studley Farms Drive
Studley, Virginia 23162


Mark E. Hills  (7)                              45,894                         4.5%
10909 Spray Court
Glen Allen, Virginia  23060

Robert S. Lee  (8)                              49,163                         4.8%
6015 Arbor View Terrace
Chester, Virginia  23831

All executive officers and                     347,087                        31.2%
directors as a group
(7 persons)  (9)

----------------------------------

* Beneficial ownership does not exceed one percent of the outstanding shares of Common Stock.

(1) Includes shares of Common Stock subject to options and/or warrants that may be exercised within 60 days of March 31, 1999. Such shares are deemed to be outstanding for the purposes of computing the percentage ownership of the person or entity holding such shares, but are not deemed outstanding for purposes of computing the percentage ownership of any other person or entity shown in the table. Except as otherwise indicated, each director or executive officer has sole voting and investment power with respect to the shares shown.

(2) Jointly owned by Mr. Socha and his wife, Annabelle K. Socha.

(3) Sirrom Investments, Inc., acquired 100,000 shares of the Common Stock of the Company pursuant to the terms of a foreclosure sale with respect to shares formerly owned by Carter Kaplan Holdings, L.L.C. Another 250,000 shares are subject to a Stock Purchase Warrant dated March 12, 1996, that is presently exercisable in part. Under the terms of the warrant, Sirrom is entitled to purchase up to approximately 32% of the Common Stock of the Company on a fully diluted basis at a price of $0.01 per share, which warrant is exercisable beginning on and after March 31, 1998, until April 30, 2001. In connection with additional financing in the amount of $500,000 provided by Sirrom Investments, Inc., during 1997, and pursuant to the terms of a Third Amended and Restated Stock Purchase Warrant dated November 15, 1998, the Company granted to Sirrom a warrant entitling Sirrom to purchase 33,190 shares of the Common Stock of the Company at a price of $0.25 per share. The warrant is exercisable at any time until April 30, 2001.

(4) Includes 20,000 shares subject to an option presently exercisable.

(5) Includes 25,000 shares subject to an option presently exercisable.

(6) Includes 25,000 shares subject to an option presently exercisable.

(7) Includes 13,334 shares subject to an option presently exercisable.

(8) Includes 13,334 shares subject to an option presently exercisable.

(9) Includes 96,668 shares subject to options presently exercisable.

EXECUTIVE COMPENSATION

The following table lists all compensation paid or accrued by the Company for services in all capacities to the Company's President and Chief Executive Officer for the years ended December 31, 1998, 1997, and 1996 (the "Named Officer"). No other executive officer received annual compensation and/or bonus in excess of $100,000 for such years.


                           SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION        LONG-TERM
                                   -------------------      COMPENSATION
                                                            ------------

                                                             SECURITIES
                                                             UNDERLYING            ALL OTHER
   NAME AND POSITION       YEAR      SALARY    BONUS       OPTIONS/SARS(#)       COMPENSATION
   -----------------       ----      ------    -----       ---------------       ------------
Robert L. Massey,          1998      135,000    -0-            7,500                 -0-
  President And Chief      1997      140,307    -0-             -0-                  -0-
  Executive Officer        1996      142,805    -0-           30,000                 -0-



                           STOCK OPTION GRANTS IN 1998

               The Company's stock option plan provides for the granting of both incentive and non-qualified stock options to employees of the Company. The following table sets forth certain information concerning the stock option grants made to Mr. Massey during 1998.



                                 NUMBER OF
                                 SECURITIES          % OF TOTAL
                                 UNDERLYING       OPTIONS GRANTED
                                  OPTIONS           TO EMPLOYEES       EXERCISE      EXPIRATION
           NAME                   GRANTED             IN 1998           PRICE           DATE
           ----                   -------             -------           -----           ----
Robert L. Massey                   7,500               18.75%           $0.47           2009


            STOCK OPTION EXERCISES IN 1998 AND YEAR-END OPTION VALUES

               The following table shows certain information with respect to the number and value of unexercised options at year-end held for the Named Officer. No stock options were exercised during 1998 by Mr. Massey.


                                       NUMBER OF                            VALUE OF
                                   SHARES UNDERLYING                       UNEXERCISED
                                      UNEXERCISED                         IN-THE-MONEY
                                       OPTIONS AT                          OPTIONS AT
                                   DECEMBER 31, 1998                  DECEMBER 31, 1998 (1)
                                   -----------------                  ---------------------
          NAME                 EXERCISABLE/UNEXERCISABLE            EXERCISABLE/UNEXERCISABLE
          ----                 -------------------------            -------------------------
Robert L. Massey                     20,000/17,500                          $-0-/$-0-

(1) The per share exercise price of the options was above the per share market value of the Common Stock at December 31, 1998.


CERTAIN AGREEMENTS

The Company and the Company's Chief Executive Officer, Mr. Massey, are parties to an employment contract dated February 12, 1991. The employment contract had an initial term of two years but is automatically renewed annually unless notice of non-renewal is given by one of the parties. The employment contract provides for a minimum annual base salary of $125,000 and additional benefits.

As of December 31, 1998, Mr. Massey was indebted to the Company in the amount of $19,028 as a result of a loan made to him in December 1985. The loan does not bear interest and is to be repaid on demand out of future bonuses, when declared, or otherwise one year following termination of employment with the Company.

BONUS PLAN

The Company has a bonus plan which provides for the payment of periodic bonuses to employees. The Company did not pay cash bonuses to its officers in 1998.

              PROPOSAL TWO -- RATIFICATION OF SELECTION OF AUDITORS

INTRODUCTION AND PROPOSAL

KPMG Peat Marwick LLP, independent certified public accountants, has been selected by the Board of Directors as accountants and auditors for the Company for the current fiscal year, subject to ratification by the Company's shareholders. The firm has no relationship with the Company except that it has served as its independent accountants and auditors since October 18, 1996. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from shareholders. In the event the shareholders do not ratify the selection of KPMG Peat Marwick LLP, the selection of other accountants and auditors will be considered by the Board of Directors.

Action by shareholders is not required by law in the selection of independent auditors, but their selection is submitted by the Board of Directors in order to give shareholders the final choice in the designation of independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SELECTION OF KPMG PEAT MARWICK LLP. Ratification of the selection requires the affirmative vote of a majority of shares of Common Stock voting at the meeting.


                   THE COMPANY'S AUDITED FINANCIAL STATEMENTS

The Company's Audited Financial Statements are included in the accompanying Annual Report to Shareholders, and are filed as part of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998.


             SECTION 16(a) BENEFICAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors, and persons who own more than 10% of a registered class of the Company's securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Based on the representations of the Company's officers, directors, and significant shareholders, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed the reports on a timely basis with the SEC during the fiscal year ending December 31, 1998.


                                  OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the meeting. However, if any other matters are properly presented, or if any question arises as to whether any matter has been properly presented and is a proper subject for shareholder action, the persons named as proxies in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.

                         SHAREHOLDER PROPOSALS FOR 2000
                         ANNUAL MEETING OF SHAREHOLDERS

Proposals of shareholders intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no later than February 12, 2000, for inclusion in the Company's 2000 proxy materials. Such proposals should meet the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.


                               FURTHER INFORMATION

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON FROM WHOM A PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, FOR THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 1998. Such written requests should be sent to the Corporate Secretary, Consumat Environmental Systems, Inc., Post Office Box 9379, Richmond, Virginia 23227.

                                            BY ORDER OF THE BOARD OF DIRECTORS,




                                            Mark E. Hills
                                            Corporate Secretary


June 11, 1999


PLEASE FILL IN, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints James K. Fishback, George P. Fultz, and Florence M. Hurt as proxies, and each or any of them with full power of substitution, to represent the undersigned and vote, as designated below, all the shares of Common Stock of Consumat Environmental Systems, Inc., held of record by the undersigned on May 20, 1999, at the Annual Meeting of Shareholders to be held June 30, 1999, or any adjournment thereof on each of the following matters:

1.      Election of Directors (Proposal One of the Proxy Statement).

        [ ] FOR all Nominees listed below    [ ] WITHHOLD AUTHORITY (except as
            marked to the contrary below)       (to vote for all nominees listed
                                                 below)

        [Robert L. Massey, Alexander Y. Hoff, and Mark E. Hills].

        INSTRUCTIONS: To withhold authority to vote for any individual nominee, print the name of the nominee in the space provided below.

--------------------------------------------------------------------------------

2. To ratify the selection by the Audit Committee of the Board of Directors of KPMG Peat Marwick LLP, independent certified public accountants, as auditors of the Company for 1999 (Proposal Two of the proxy statement).

        [ ] FOR            [ ] AGAINST            [  ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Board of Directors has not been notified of any such matters.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL. ALL JOINT OWNERS MUST SIGN.

        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE REVERSE SIDE OF THIS PROXY CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

DATED ______________________                ____________________________________
                                            SIGNATURE

---------------------                       ------------------------------------
NUMBER OF SHARES                            SIGNATURE (IF JOINTLY OWNED)

--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.